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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2001




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                               1-8597                           94-2657368
(State or other jurisdiction           (Commission File Number)       (IRS Employer Identification No.)
    of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On July 12, 2001, The Cooper Companies, Inc. issued a press release announcing action taken by the German Patent Court involving a subsidiary of the Company. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7. Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Press Release dated July 12, 2001 of The Cooper Companies, Inc.






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE COOPER COMPANIES, INC.




                                   By   /s/ Stephen C. Whiteford
                                      -----------------------------------------
                                        Stephen C. Whiteford
                                        Vice President and
                                        Corporate Controller
                                        (Principal Accounting Officer)

Dated: July 13, 2001




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                                  EXHIBIT INDEX


Exhibit                                                               Sequentially
  No.             Description                                         Numbered Page
-------           -----------                                         -------------
99.1              Press Release dated July 12, 2001 of The Cooper
                  Companies, Inc.




                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'TM'